UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

LEO HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

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Leo Holdings Corp. (NYSE: LHC), a Cayman Islands exempted company (“Leo”), has signed a term sheet and is working on a definitive agreement with Digital Media Solutions LLC (“DMS”).

DMS is a technology-enabled business capitalizing on the secular shift of advertising dollars from traditional offline channels to online digital channels by helping connect consumers and advertisers with innovative brand and marketplace solutions. DMS provides performance-based solutions to a diverse set of advertisers across a variety of end markets including but not limited to insurance, consumer finance and home services. Leo believes that DMS’s financial profile is compelling with significant historical revenue growth, expected revenue growth for 2020 of over 30% and strong EBITDA margins and cash conversion.

The total enterprise value of the proposed transaction of $757 million represents a multiple of 12.0x fiscal year 2020 expected adjusted EBITDA of $63 million. Leo believes the valuation at consummation of the transaction represents a meaningful discount to relevant public comparable multiples. Additionally, Leo has secured $100 million in commitments from a number of institutional investors to purchase common equity in the post-combination company at $10.00 per share in support of the transaction. Once the transaction closes, DMS is expected to trade on the NYSE under ticker “DMS”.

The board of directors of Leo has unanimously approved this transaction. The management team owns 54% of DMS with private equity funds managed by Clairvest Group, Inc. (TSX: CVG), owning the remaining 46%. Clairvest is supportive of management and the proposed transaction. The sellers are expected to retain a significant continuing equity interest in the company representing over 40% of the company on a combined basis. This percentage is subject to change depending on the number of Class A ordinary shares of Leo that are redeemed by Leo’s public shareholders.

Completion of the proposed transaction is subject to the negotiation and execution of a definitive agreement providing for the transaction, satisfaction of the closing conditions included therein and approval of the transaction by Leo’s shareholders and Clairvest’s Board of Directors. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. BofA Securities is acting as financial advisor to DMS.

Leo has mailed to its shareholders of record as of January 17, 2020, a definitive proxy statement for a special meeting of shareholders to be held on February 11, 2020 to approve an extension of time for Leo to complete an initial business combination through July 31, 2020.

Advisors

Citigroup Global Markets Inc. is acting as capital markets advisor, financial advisor, and private placement agent, and Kirkland & Ellis LLP is acting as legal counsel to Leo as part of the transaction.

About Leo Holdings Corp.

Leo Holdings Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Important Information and Where to Find It

If a legally binding definitive agreement is entered into, a full description of the terms of the transaction will be provided in a proxy statement for the shareholders of Leo (the “Proxy Statement”), to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Leo urges investors, shareholders and other interested persons to read, when available, the preliminary Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about Leo, the potential target company and the transaction. The definitive Proxy Statement will be mailed to shareholders of Leo as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a copy of the Proxy Statement, without charge, by directing a request to: Leo Holdings Corp., 21 Grosvenor Place, London SW1X 7HF. The preliminary and definitive Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Leo and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of Leo is set forth in Leo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 29, 2019. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction will be set forth in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

DMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies in connection with the potential transaction described herein. Information regarding the participants and their interests in the proposed transaction will be included in the Proxy Statement.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Leo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private

Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Leo’s ability to enter into a definitive agreement or consummate a transaction with DMS and Leo’s ability to obtain the financing necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of Leo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Leo and DMS. These forward looking statements are subject to a number of risks and uncertainties, including: Leo’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with DMS; the risk that the approval of the shareholders of Leo for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Leo and DMS; the amount of redemption requests made by Leo’s shareholders and the amount of funds remaining in Leo’s trust account after satisfaction of such requests; those factors discussed in Leo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 under the heading “Risk Factors,” and other documents of Leo filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Leo presently does not know or that Leo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Leo’s expectations, plans or forecasts of future events and views as of the date hereof. Leo anticipates that subsequent events and developments will cause Leo’s assessments to change. However, while Leo may elect to update these forward-looking statements at some point in the future, Leo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Leo’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measure and Related Information

The disclosure herein references EBITDA and EBITDA margin, which are financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA used by DMS may be different from other, similarly named non-GAAP measures used by others operating in the target’s industry. In addition, such financial information is unaudited and/or does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by the Company with the SEC.

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